Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.7734%



        Excess Protection Level
          3 Month Average  5.80%
          December, 1998  5.77%
          November, 1998  5.68%
          October, 1998  5.93%


        Cash Yield                                  18.72%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.97%


        Over 35 Day Delinquency                     4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,468,784,369.60